Employee Benefit Plans (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Defined Benefit Plan, Accumulated Benefit Obligation	$ 40,041
Defined Benefit Plan, Assets for Plan Benefits	$ 24,769
Defined Benefit Plan, Target Plan Asset Allocations	100.00%
Defined Benefit Plan, Investment Goals	The Company’s overall investment strategy is to achieve a mix of approximately 50 percent of investments for long-term growth and 50 percent for near-term benefit payments with a wide diversification of asset types and fund strategies.
Equity Securities [Member]
Defined Benefit Plan, Target Plan Asset Allocations	60.00%
Equity Securities of Plan Assets [Member]
Defined Benefit Plan, Target Plan Asset Allocations	50.00%
Corporate Bonds And US Treasury Securities [Member]
Defined Benefit Plan, Target Plan Asset Allocations	50.00%